Plan For Transformation

Overview

February 2003

Plan For Transformation

- The plan must fundamentally transform the airline.
- It must create useful and worthwhile travel options to meet the changing needs of today's travelers.
- It must build a cost-competitive airline across all segments.
- The plan must give the company a platform to reengage the financial community in order to attract future investment.
- It must create a platform for growth that serves our company, our customers and our employees.

Airline Industry Has Delivered The Worst Shareholder Performance Of Any Industry

7-year rolling normalized indexed TRS – U.S. airline industry vs. economy*

McKinsey research of 16 industries, 1008 companies



400
300
200
100
0
-100
-200
1969 1971 1973 1975 1977 1979 1981 1983 1985 1989 1991 1993 1995 1997 1999
Range of typical shareholder returns across industries
Worst performance of 16 industries researched

Industries researched included paper, commodity chemicals, steel

*Total economy and airline nominal TRS, adjusted for inflation and indexed to starting year (1969)

United Faces Fundamental Challenges Required for Sustained Profitability, Access To Capital Markets

- *Weak value for leisure/ price-sensitive segments*
- *Core business segment declining in value*

- *Employee motivation and engagement could decline post CBA restructuring*

- *Highest cost structure (CASM) in industry*


Clear and compelling customer value
Best-in-class costs in industry
Attractive employee value
Robust global network
Sustained profitability/ Access to capital markets

- *All network products and markets unprofitable*
- *High LCC exposure and threat*

- *Challenges result in no access to capital markets*

United Has Built A Company Around The Valuable 'Road Warrior' Customer Segment…

Percent of each carrier's flyers agreeing


Recognizes frequent flyers and rewards their loyalty
19
58
62
71
73
jetBlue
South-west
Amer-ican
Conti-nental
United


Best worldwide routes/schedules
4
5
37
52
70
jetBlue
South-west
Conti-nental
Amer-ican
United

Source: Domestic Brand Monitor, 2Q2002, 6+ Fliers; jetBlue data 3Q2002

However, Revenue From Road Warriors Is Declining Even Faster Than Other Segments

United Average Passenger Revenue


Premier
General Member
Premier Exec/1K
Net Revenue Per Member
Decline from 2000 peak
21%
19%
18%
1996
1997
1998
1999
2000
2001
2002

Industry Road Warrior revenue index


617
436
29% decline
1995
2002

Note: Based on tier earned via *prior year* flight activity

Source: Mileage Plus; 1995 Cambridge Study; 1Q02 Harris Interactive Airline Segmentation Survey

Customers Are Increasingly Turning To LCCs For Qualities Valued By Both Business And Leisure Travelers

Percent of customers agreeing with statement

	UA	AA	CO	SW	JetBlue*
Safe	36%	38%	31%	41%	31%
Dependable	24	28	20	38	30
Helpful	23	27	21	38	30
Comfortable	24	36	19	17	38
Simple	9	8	6	49	36
Good Value	20	25	30	86	83

Source: Domestic Brand Monitor, 2Q2002, 6+ Fliers; jetBlue data 3Q2002 (NY sample for jetBlue)

United Has The Highest LCC Exposure Of Any Mainline Carrier


United's O&D passengers in markets with low-cost competition
Percent
13.6
19.4
17.3
31.8
37.6
47.1
57.1
59.4
60.9
64.4
71.4
72.9
72.1
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
1Q 02

Mainline carriers' exposure to LCCs
Percent

- UA 72
- CO 66
- AA 58
- DL 51
- NW 49
- US 41

Source: U.S. DOT DB1A database; SH&E

A Separate LCC Must Be Developed And Knit Together With Existing Products Through A Strong Umbrella Brand



Premium offering for business segments
Offerings on other airlines through alliances
Single umbrella brand
No-frills offering for small markets
LCC offering for price-sensitive/ leisure segments

United needs to develop a strong brand and sub-brands that are exciting and relevant to a broad range of customer segments

However, United faces several brand challenges

- Disadvantaged starting point on brand perception (“boring”, “large/ bureaucratic”, “past its prime”)
- Potential for natural tension between creating sub-brands and causing customer confusion

Superior brand delivery through front-line employees will be key to success

The LCC Should Strengthen Our Superior Hub-And-Spoke Network Model

- Large, well-situated hubs provide superior connection service and traffic advantages
- Broad and deep network builds United brand value
- Increased connectivity provides market share advantage in markets where United provides most capacity
- Efficiency of hub-and-spoke system allows higher frequency of service between cities
- Carriers with strong hub network benefit from revenue premiums and increased market share

The benefits of the network (hub-and-spoke) model are "alive and well"

United must maintain its strong network to benefit from these effects

Network Carriers Still Command A Premium Over LCCs; Maintaining A Strong Network Is Critical To Success

Unit revenue advantage – network carriers vs. LCCs
Percent



14
13
26
28
31
30
26
24
27
22
26
1992
93
94
95
96
97
98
99
2000
01
02E

Source: Goldman Sachs; DOT

United Currently Faces Significant Challenges In Each Potential Network Product

Network product	Competitive deficiencies	Implications
Alliance/ Code Share	• Domestic and international restrictions • Limited revenue-sharing/blocked space • Cargo restrictions	• Network voids • Lost revenue opportunities
Express	• Limited RJ fleet size • No jet aircraft >50 seats • High cost • Route limitations	• Mismatched capacity with demand • Inferior product offering in many markets • Lost market opportunities
United LCC	• Not currently available	• Market cross-subsidization • Do not serve markets • Use Express/Code Share instead
Mainline	• High cost – unprofitable in most markets • Product offering not appropriate to customer demands in all markets • Unsustainable fare structure	• "Squeeze" markets • Exit unprofitable markets • Replace with Express/Code Share

Alliances: Competitive Response Has Eroded United's Substantial Lead In Alliance/Codeshare

Daily departures & destinations served through Alliances


Departures
Destinations
January 1999
10,690
721
2,964
322
Launched 2/99
0
Launched 6/00
0
January 2003
10,367
667
2,999
321
7,782
492
8,060
522

- United's advantage is eroding
- While the US codeshare deal will improve UA's position . . .
- . . . potential CO/DL/NW codesharing would counteract advantages

Note: Star Alliance members include Air Canada, Air New Zealand, ANA, BMI, Austrian Airlines, SAS, Lufthansa, Mexicana, Singapore Airlines, Tyrolean Airlines, Lauda, Thai Airlines, and Varig

Ability To Respond Effectively To Continued Market Changes Is Key To Future Competitiveness

Market trends	Limiting factors to United response
• Domestic alliances like United/US Airways and Continental/Delta/Northwest are changing domestic competitive environment	• Labor contracts (scope clauses) limit ability to pursue code share relationships
• Revenue sharing/joint ventures are strengthening alliance ties and increasing their value	• Joint ventures are restricted by labor issues
• Cargo alliances/joint ventures represent a potential untapped opportunity for the industry	• Full value potential of cargo operations restrained by limits on joint ventures and outsourcing

Creating flexibility through changes in labor contracts is important to United's future profitability

United Express: United's Current RJ Fleet Is Small Relative To Overall Fleet, And Lags Competitors . . .

Airline	RJs in operation	Percent of mainline fleet
Delta	299	54
Continental	188	50
America West	33	23
United	128	23
US Airways	70	22
AMR	169	20
Alaska	16	16
Northwest	53	12
Industry	1,015	30

Source: SSB Fleet Handbook – April, 2002; UAX Master Fleet Plan

United's Express Network Product Profitability Will Be Significantly Enhanced By Optimizing Fleet Size, Fleet Mix, And Cost

- Labor contract scope relief needed to allow Express RJ fleet expansion to optimize network
- Labor contract scope relief needed to ensure the introduction of more RJs where economical
- UAX agreements renegotiation needed to bring departure fees in line with market rates

Launching A Competitive, Sustainable Low-Cost Carrier-Within-A-Carrier Is Extremely Challenging

Carrier-within-carrier LCC attempts	Launch & eventual outcome	Key reason cited for failure
Continental Lite	• Launched in 1993 • Ceased operations in 1995 after losing $120 million	"... the all-important low costs have been elusive so far."—*Airline Business (1/95)*
Shuttle by United	• Launched in 1994 • Ceased operations in 2001	"... Shuttle by United was struggling with high costs even before the September 11 attacks."—*Washington Times (11/02)*
Delta express	• Launched in 1996 • Planned exit and replacement by subsidiary announced in 2002	"... it has not been as low-cost as hoped...its costs were allowed to creep up."—*Leo Mullin, CEO*
MetroJet	• Launched in 1998 • Ceased operations in 2001	"... it had high costs... while most of it's passengers were low-fare paying, leisure flyers."—*Sam Buttrick (UBS Warburg)*

Separate Operation Is Necessary For The Success Of A Major Carrier's LCC

"Must Haves" for LCC success	Why "separation" is important to achieve
Lower costs Competitive labor costs Cost benefits of simplification	• Enables more durable CBA for LCC operation • Facilitates single fleet deployment
Unique brand, marketing and promotion Targeted at leisure/price-sensitive segment	• Reduces customer confusion • Increases customer excitement • Manages customer expectations • Facilitates tailored product offerings
Distinct employee culture and focus Entrepreneurial environment Maximum accountability	• Increases management commitment – Increases "skin in the game" • Reduces distractions • Allows for unique employee value and separate profit sharing
Potential for independent access to capital markets	• Creates separate legal entity • Increases credibility with capital markets and competitors • Enables funding of investment and growth independent of mainline

To Match Best-In-Class Mainline Cost Structure, United Must Reduce Projected 2005 Unit Costs By 25%


Unit Costs, Cents per ASM
25% reduction to achieve target
Projected 2005 Unit Cost With No Contract Changes
Target 2005 Unit Cost

Target to be achieved through:

- Business Transformation Projects
- SAM Restructuring
- §1110 Benefits
- CBA Savings

United Has Launched A Comprehensive Restructuring Program Designed To Meet Strategic Objectives

Strategic objectives
- Competitive, durable mainline cost structure
- Competitive, durable LCC brand cost structure
- Flexible, profitable United Express network product
- Robust portfolio of alliances/codeshares

Business transformation
- "$1.4 billion" program
- UAX contract renegotiations
- Ongoing performance improvement plans (best-practice program)

SAM restructuring
- Significant reduction-in-force
- Wage and benefit reductions

§1110
- Returned aircraft
- Aircraft lease renegotiations

CBA modifications
- Scope clause and work rule flexibility
- Productivity improvements
- Wage and fringe reductions
- Furloughs

LCC start-up
- Create subsidiary airline
- Develop LCC labor terms and conditions
- Launch and grow operations

Successful Transformation Also Will Require A Cooperative Effort To Enhance Employee Value

"When service companies put employees and customers first, they achieve great success"



Employees
"UA is a great place to work"

Leadership
"Our employees are our greatest asset"

Unions
"UA creates mutually beneficial relationships with our members"

DESIRED END-STATE

Customers

"UA is my carrier of choice"

Capital Markets
"UA is a company worth investing in"

Each Key Constituency Will Have To Honor Their Responsibilities

Leadership
- Clearly articulate the vision for the business and culture
- Develop a robust business strategy and compelling customer value
- Develop attractive employee value that creates alignment between employees and company

Unions
- Understand the market conditions that drives the business strategy
- Confirm that the business strategy creates mutual benefits for the company and their membership through constructive, fact-based dialogue
- Align with the company to motivate employees and increase engagement

Employees
- Understand own roles and responsibilities
- Practice the behaviors that are required by the business strategy
- Deliver distinctive customer experience

__Customers__
- Reward the company with loyalty
- Drive company profitability and growth

__Capital Markets__
- Believe an appropriate return on investment can be realized
- Provide UA with required capital

Our People Strategy Demands Improvements In Two Areas

Area

1. Leader behaviors
2. Performance orientation

Key driver

- *Confidence in Senior Leadership*
- *Understanding Company Direction, and employee role*
- *Local Supervisor Effectiveness*
- *Recognition*
- *Tools and Information To Do Your Job*
- *Job Skills and Opportunities to Grow*
- *Teamwork*

Actions

- Provide clear and compelling direction of the company's vision and strategy
- Ensure alignment of all competing constituencies towards profitability
- Maintain a stable course
- Communicate effectively with all employees
- Model the values/behaviors that we expect employees to uphold

- Clarify all dimensions of the performance expectations
  - Define roles
  - Clarify responsibilities
  - Give authority
  - Create accountability
- Ensure that front-line employees are fully enabled to deliver against the performance expectations
  - Provide coaching and training
  - Provide resources, tools, and information
- Reinforce performance expectations with measurement and recognition
  - Create rewards
  - Enforce consequence management
  - Eliminate negativity

United's Transformation Plan Addresses Our Strategic Challenges And Will Lead To Sustained Profitability And Access To The Capital Markets

- *Create a family of products, including LCC, to offer competitive product to price-sensitive segments*
- *Enhance and sustain focus on core business segment*

- *Ensure leadership alignment on transformation plan*
- *Create a performance culture with rewards, incentives for performance*

Clear and compelling customer value

Best-in-class costs in industry

Attractive employee value

Robust global network

- *Execute restructuring program*
  - *Business transformation*
  - *CBA*
  - *1110*
  - *SAM*

- *Strengthen "hub-and-spoke" model*
- *Return portfolio of network products to profitability*

Sustained profitability/ Access to capital markets

- *Credible plan to attract capital investors*

Our Plan Will Require Transformational Change

- Each individual element of the strategic plan represents major change for United and involves risk
- In our case, these actions must be carried out simultaneously and rapidly
- BUT, ANYTHING LESS WOULD BE EVEN RISKIER